UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2023

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (203)
622-3131
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value, of United Rentals, Inc.	URI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter):
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.
On April 5, 2023, United Rentals, Inc. issued a press release (attached hereto as Exhibit 99.1) announcing that members of its executive management team will present an overview of the Company’s operational and financial strategy at the Company’s Investor Day meeting on Wednesday, May 31, 2023. Such presentations may include discussion of the Company’s business, financial performance and forward-looking information.
The presentation is scheduled to begin at 1:00 p.m. ET. A link to the live audio webcast of the presentation will be available to the public on the day of the event in the Investor Relations section of United Rentals’ website at https://www.unitedrentals.com/. The webcast replay will be available on the Investor Relations webpage within 24 hours following the event and will be archived for 12 months.
The information in Item 7.01 of this Form
8-K, including
Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this report, including Exhibit 99.1, of any information does not constitute an admission that such information is material.

Item 9.01.	Financial Statements and Exhibits.
99.1 Press Release of United Rentals, Inc.

Exhibit No.	Description

99.1	Press Release of United Rentals, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 5, 2023

UNITED RENTALS, INC.

By:	/s/ Joli L. Gross
	Name:	Joli L. Gross
	Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Joli L. Gross
	Name:	Joli L. Gross
	Title:	Senior Vice President, General Counsel and Corporate Secretary